Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
9.	Income Taxes

There was no federal or state provision for income taxes for the years ended December 31, 2013 or 2014 due to the Company’s operating losses and a full valuation allowance on deferred income tax assets for all periods since inception. All of the Company’s loss before provision for income taxes is attributable to its United States operations.

The Company’s effective income tax rate differs from the statutory federal income tax rate as follows:

	Years Ended December 31,
	2013	2014
Statutory U.S. federal rate	34.0%	34.0%
State income tax	4.7	1.7
Permanent items	0.6	(3.8)
Change in taxing status in Massachusetts to a manufacturer	—	(4.9)
Other	(0.8)	(0.7)
Federal R&D credits	2.0	1.2
State R&D and other credits	0.5	0.7
Change in valuation allowance	(41.0)	(28.2)

Total expense (benefit)	—%	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and the related valuation allowance were as follows, in thousands:

	December 31,
	2013	2014
Deferred income tax assets:
Operating loss carryforwards	$12,299	$20,178
Start-up expenditures	3,316	2,807
Property and equipment	99	46
Intangible assets	3,059	2,589
Stock-based compensation expense	666	738
Research and development credit carryforwards	878	1,216
Accrued expenses and other	652	307

Total deferred income tax assets	20,969	27,881
Valuation allowance	(20,969)	(27,881)

Net deferred income tax assets	$—	$—

The Company has provided a full valuation allowance against the deferred income tax assets, since it has a history of losses, which are all attributable to the U.S. and currently does not have enough positive evidence required under U.S. GAAP to reverse its valuation allowance. Management does not believe it is more likely than not that its deferred tax assets relating to the loss carryforwards and other temporary differences will be realized in the future. For the years ended December 31, 2013 and 2014, the valuation allowance increased by $6,104 and $6,912, respectively, resulting principally from increased operating loss carryforward.

At December 31, 2014, the Company had U.S. federal and state net operating loss carryforwards of approximately $54,837 and $34,173, respectively, that can be carried forward and offset against future taxable income. These net operating loss carryforwards will begin to expire in 2029. Utilization of net operating losses may be subject to a substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986, and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization. The Company has not yet determined whether any changes in ownership have caused limitations.

Significant judgment is required in evaluating the Company’s tax positions and in determining the Company’s provision for income taxes. In the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. As of December 31, 2014, the Company was not under audit in any tax jurisdiction. The U.S. statute of limitations will remain open to examination by the tax authorities until the utilization of net operating loss carryforwards. The Company accrues interest and penalties, if any, related to unrecognized tax benefits in income tax expense.